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# ELBIT SYSTEMS LTD.

## THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON WEDNESDAY, APRIL 7, 2021

**KNOW ALL PERSONS BY THESE PRESENTS,** that the undersigned hereby appoints MICHAEL FEDERMANN, BEZHALEL MACHLIS and ADI PINCHAS CONFINO, and each of them acting individually without any of the others, the true and lawful proxies of the undersigned, with full power of substitution, to vote with respect to all of the ordinary shares of ELBIT SYSTEMS LTD. (the "Company"), held in the name of the undersigned at the close of business on Wednesday, March 10, 2021, at the Company's Extraordinary General Meeting of Shareholders to be held at the Company's offices at the Advanced Technology Center, Haifa, Israel on Wednesday, April 7, 2021, at 2:00 p.m. Israel time (the "Meeting"), and at any adjournments and postponements, with all power that the undersigned would have if personally present and especially (but without limitation) to vote as follows:

**The shares represented by this Proxy will be voted in the manner instructed. To the extent permitted by law and applicable stock exchange requirements, if no instructions to the contrary are indicated, the shares will be voted "FOR" all proposals listed on the reverse side and at the discretion of the proxies on such other matters as may properly come before the Meeting.**

A shareholder's proxy card must be received by the Company no later than four (4) hours before the time fixed for the Meeting, i.e., by Wednesday, April 7, 2021, at 10:00 a.m. Israel time.

**(Continued and to be signed on the reverse side)**

## EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF

# ELBIT SYSTEMS LTD.

### April 7, 2021

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**NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL**:
The Notice of Meeting, Proxy Statement, Proxy Card are available at www.elbitsystems.com

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

040721

**PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒**

Proxies previously given are hereby revoked.

The below-signed hereby acknowledge(s) receipt of the Notice of the Company's Extraordinary General Meeting of Shareholders and the accompanying Proxy Statement.

| | FOR | AGAINST | ABSTAIN |
|---|---|---|---|
| 1. APPROVAL OF THE AMENDED COMPENSATION POLICY OF THE COMPANY, SUBSTANTIALLY IN THE FORM OF EXHIBIT A ATTACHED TO THE ACCOMPANYING PROXY STATEMENT. | ☐ | ☐ | ☐ |
| | YES | NO | |
| Solely for the purpose of voting on Proposal 1, please indicate if you are a Controlling Shareholder of the Company, or if you have a Personal Interest (as each of these terms is defined in the Proxy Statement), in the approval of Proposal 1. (Please note: if you do not mark either Yes or No, your shares will NOT be voted). | ☐ | ☐ | |
| | FOR | AGAINST | ABSTAIN |
| 2. APPROVAL OF THE AMENDED EMPLOYMENT AGREEMENT OF THE COMPANY'S PRESIDENT AND CHIEF EXECUTIVE OFFICER, MR. BEZHALEL MACHLIS. | ☐ | ☐ | ☐ |
| | YES | NO | |
| Solely for the purpose of voting on Proposal 2, please indicate if you are a Controlling Shareholder of the Company, or if you have a Personal Interest (as each of these terms is defined in the Proxy Statement), in the approval of Proposal 2. (Please note: if you do not mark either Yes or No, your shares will NOT be voted). | ☐ | ☐ | |
| | FOR | AGAINST | ABSTAIN |
| 3(a). APPROVAL OF THE PROVISION OF EXEMPTION LETTERS, SUBSTANTIALLY IN THE FORM OF EXHIBIT B ATTACHED TO THE ACCOMPANYING PROXY STATEMENT, TO MR. BEZHALEL MACHLIS, MR. MICHAEL FEDERMANN AND MR. DAVID FEDERMANN. | ☐ | ☐ | ☐ |
| | YES | NO | |
| Solely for the purpose of voting on Proposal 3(a), please indicate if you are a Controlling Shareholder of the Company, or if you have a Personal Interest (as each of these terms is defined in the Proxy Statement), in the approval of Proposal 3(a). (Please note: if you do not mark either Yes or No, your shares will NOT be voted). | ☐ | ☐ | |
| | FOR | AGAINST | ABSTAIN |
| 3(b). APPROVAL OF THE PROVISION OF EXEMPTION LETTERS, SUBSTANTIALLY IN THE FORM OF EXHIBIT B ATTACHED TO THE ACCOMPANYING PROXY STATEMENT, TO CURRENT AND FUTURE DIRECTORS OF THE COMAPNY WHO ARE NOT DIRECT OR INDIRECT CONTROLLING SHAREHOLDERS OF THE COMPANY OR RELATIVES THEREOF. | ☐ | ☐ | ☐ |

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ________ Date: ________ Signature of Shareholder ________ Date: ________

**Note:** Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.